Exhibit 99.1

April 2007 Investor Presentation ROTH 22nd Annual Growth Stock Conference March 17, 2010

Portions of this presentation contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include information concerning our possible or assumed future results of operations, as well as trends and conditions in our markets and technologies, market opportunity, and our plans regarding our business strategies. These statements can generally be identified by such words as "expects," "plans," "believes," "anticipates," "should," "may," "will" and similar words or expressions. Forward-looking statements are not guarantees of performance but rather reflect our current expectations, assumptions and beliefs based upon information currently available to us. Investors are cautioned that all forward-looking statements are subject to risks and uncertainties which are difficult to predict and that could cause actual results to differ materially from those projected. Many of these risks and uncertainties are described in Part I of our Form 10-K for the fiscal year ended October 31, 2009 under the heading "Risk Factors", and in our subsequently filed quarterly reports. Some of these risk factors include: the U.S. economic crisis and its impact on capital spending trends in the Company's markets; reduced availability of credit; the Nortel Networks bankruptcy filing; the financial condition of our suppliers and changes in their distribution strategies and support; unpredictable quarter to quarter revenues; our ability to maintain and improve upon current gross profit margins; the success of the Mitel product and services offering; our ability to acquire and retain the technical competencies needed to implement new advanced communications technologies; intense competition and industry consolidation; dependence upon a single customer for the recent growth in the our Managed Services offering; and the availability and retention of revenue professionals and certified technicians. Investors are cautioned that the foregoing list of important risk factors is not exclusive. These and other factors should be considered carefully and investors should not place undue reliance on our forward-looking statements. Forward-looking statements speak only as of the date made and we do not undertake to update any forward-looking statement that is contained in any communications. GAAP Reconciliation The Company uses Adjusted-EBITDA (earnings before net interest, income taxes, depreciation and amortization) , which excludes certain one-time and non-cash charges, as part of its overall assessment and comparison of financial performance between accounting periods. XETA believes that EBITDA is often used by the financial community as a method of measuring the Company's performance and of evaluating the market value of companies considered to be in similar businesses. EBITDA is a non-GAAP financial measure and should not be considered an alternative to net income or cash provided by operating activities, as defined by accounting principles generally accepted in the United States ("GAAP"). A reconciliation of EBITDA to net income is provided in Exhibit A. Forward-Looking Statements

 XETA is a National Services Company Integration, maintenance and repair services for the communications infrastructure of large enterprise and government customers with multiple locations Solid & Improving Financial Strength $3.33 – Recent Stock Price $33 Million Market Capitalization $24 Million – 1Q10 Revenue >$5 Million in Cash and No LT-Debt 1Q10 EPS - $0.06 per share XETA (Nasdaq: XETA) at a Glance Competitive Differentiators Nationwide Service Footprint 370 employees/ 32 locations 24/7/365 in house contact center High Technical Competencies Avaya, Nortel, Mitel, Samsung, HP Extraordinary Service Delivery

Maintenance and Repair Field Deployed Technicians Remote Monitoring 24x7x365 Support Center Design and Implementation Consulting Integration Cabling Equipment and Applications Voice, Data, Video Networking Contact Center Unified Communications Collaboration Services for Advanced Communications Equipment and Applications 36% 17% 47% What Do We Do

“Razor and Razor Blade Model” 44% Selling Service First Recurring revenue streams Sticky customer relationships Pull through demand for equipment & applications High margin/ high returns Maintenance and Repair Design & Integration Equipment & Applications 3 to 7 years Communications Equipment Product Life Cycle Technology Deployment Technology Deployment 3 to 7 years

Taking Market Share: Well-positioned to acquire significant market share with targeted 15% top-line organic growth over the next 3 to 5 years. Improving Profitability: Shift in the revenue mix and operating leverage.targeted EBITDA of 10% to 12% versus 6.6% in 1Q10. Razor/ Razor blade Model - Recurring Revenue Increases Predictability: Growing base of recurring revenue will drive earnings growth and predictability. Unique Opportunity to take advantage of Avaya/ Nortel Combination: Only national vendor with existing competencies in Avaya and Nortel technologies at the highest levels. Investment Considerations

Size of Addressable Market $6 Billion Market Sources: Forrester, JPMorgan, Synergy, T3i Group, TEQConsult Group, Avaya, Nortel, Company Estimates Equipment Service # of Lines Shipped/ Serviced Annually (U.S.) 8-10 million 86 million Avaya/ Nortel/ Mitel Market Share 40% 50% Avaya/ Nortel/ Mitel Annual Revenue Opportunity $2 billion $4 billion Every $1 of equipment and applications revenue = $2 worth of services revenue over the lifetime of the product

Competitively Differentiated – Why XETA? Highest Competencies with Multiple Leading Vendors Platinum Partner Elite Partner Exclusive Service Partner Business Comms. Systems

XETA competencies and national footprint allow customers and partners to consolidate vendors Nationwide Customer List Fortune 1000 with Multiple Locations Competitively Differentiated – Why XETA?

 National Independents Regional Integrators Systems Integrators Network Providers Local Integrators Competencies Coverage Growth Opportunity - Acquire Market Share Acquire market share from local and regional players Acquire market share by partnering with OEM’s, service providers, and systems integrators High Low Local National

Wholesale Relationships Programs Acquire Market Share – Unique Wholesale Model Samsung BCS Dealers Global Pharmaceutical Company Announced over $7 million in long-term recurring revenue contracts during FY09

Nortel Services Innovation Award XETA’s Unique Position XETA is the only national vendor with highest accreditations from both Avaya and Nortel prior to the merger Seat at the table in influencing go to market strategy of Avaya Avaya Partner of the Year Avaya/Nortel Combination=Growth Opportunity XETA Opportunity to Acquire Market Share Compete with small and regional players Absorb or consolidate those unwilling to make required investment

Target both scale and scope Strategic Recurring revenue Added coverage and competency Targeted customers and talent Economic Deal size $5M to $25M annual revenues Accretive Accelerate Growth Through Acquisitions

Experienced Leadership Team Greg Forrest – CEO and President – CEO since June 2007, joined the company in July 2005 through an acquisition. Prior to XETA, Greg was CEO of several fast-growing companies in the clothing, commercial interior and telecommunications industries. Robert Wagner – CFO – Joined the company in 1986. 24 years public accounting/ financial management experience. Don Reigel – Executive Director, Avaya – Joined the company in 1993. Prior to XETA, held senior sales management positions at large Avaya dealer. Scott Davis – Executive Director, Managed Services – Joined the company in 2006. 10 years senior sales positions inside Nortel. Paul Comeau – Executive Director of Operations – Joined the company in 2007. 25 years of achievements in field operations, call center, customer support center, sales engineering and business process improvement. Jerry Moore – Executive Director, Information Technology – Joined the company in November 2009. Previously CIO of largest technology education center in Oklahoma.

Revenue Mix Shift Current Mix 53% Services Future Mix 2/3 Services Increase in higher margin services revenue increases profitability and predictability Design & Integration Equipment & Applications Maintenance and Repair

# Historical Trends

## Total Revenue - 19% annual growth 2006-2008

(In ,000's)

- 12 quarters of y-o-y growth through 1Q09
- 1Q10 Total Revenue – 24% y-o-y increase



$24,000
$22,000
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
1Q06
2Q06
3Q06
4Q06
1Q07
2Q07
3Q07
4Q07
1Q08
2Q08
3Q08
4Q08
1Q09
2Q09
3Q09
4Q09
1Q10

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 Service Revenue - 20% annual growth 2006-2008 - 11 quarters of y-o-y growth through 1Q09 - 1Q10 Service Revenue – 21% increase - 1Q10 Record Service Revenue (In ,000’s) Historical Trends $5,000 $6,000 $7,000 $8,000 $9,000 $10,000 $11,000 $12,000 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10

Targeted Operating Results * * Excludes one time provision for bad debt of $350,000 during 1Q09 1.2% 5.0% 23.8% 25.9% 30.1% 26.1% 1Q09 3-5 Year Targets 1Q10 Gross Margin Systems 23% to 25% 25.7% Services 30% to 35% 32.1% Total 27% to 31% 27.5% Operating Expenses 18% to 20% 23.1% EBITDA Margin 10% to 12% 6.6% Net Margin 4% to 6% 2.7% * * *

Systems Gross Margin Target – 23% to 25% 1Q10 – 25.7% Consistently within or above targeted range Pricing Discipline/ Focus on applications offsets pressure on equipment margin Systems Gross Margin – Target 23% to 25% 20% 21% 22% 23% 24% 25% 26% 27% 28% 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10

Services Gross Margin Target – 30% to 35% 1Q10 – 32.1% Sustainable operational improvements Growth of high value-added services Services Gross Margin – Target 30% to 35% 20% 22% 24% 26% 28% 30% 32% 34% 36% 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10

Overall Gross Margin Target – 27% to 31% 1Q10 – 27.5% Mix shift to higher margin service revenue Sustainable operational improvements Overall Gross Margin – Target 27% to 31% 20.0% 22.0% 24.0% 26.0% 28.0% 30.0% 32.0% 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10

Operating Expense Target – 18% to 20% 1Q10 – 23.1% of sales Maintaining investment in sales and marketing - Operating leverage to drive margin improvement * Excludes one time provision for bad debt of $350,000 during 1Q09 and effect of non-cash impairment charges during 3Q09 and 4Q09 * * * Operating Expense - Target 18% to 20% 16% 17% 18% 19% 20% 21% 22% 23% 24% 25% 26% 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10

EBITDA Margin Target – 10% to 12% * 1Q10 – 6.6% or $1.5 million Mix shift to higher margin service revenue Operating leverage to drive margin improvement * Excludes one time provision for bad debt of $350,000 during 1Q09 and effect of non-cash impairment charges during 3Q09 and 4Q09 * * EBITDA Margin – Target 10% to 12% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10

Financials – Balance Sheet * Excludes one time provision for bad debt of $350,000 during 1Q09 and effect of non-cash impairment charges during 3Q09 and 4Q09 1Q10 4Q09 Jan-10 Oct-09 ($,000) ($,000) Details Cash 5,409 4,732 AR 13,648 13,832 DSO 53 days 71 days Target - 50 to 60 days Revolving Line of Credit - - $8.5M line LT Debt (Mortgage) - 1,183 Tangible Book Value Per share $1.94 $1.87 Return on Equity 7.8% 2.1%* Target - 15%

Taking Market Share: Well-positioned to acquire significant market share with targeted 15% top-line organic growth over the next 3 to 5 years. Improving Profitability: Shift in the revenue mix and operating leverage targeted EBITDA of 10% to 12% versus 6.6% in 1Q10. Razor/ Razor blade Model - Recurring Revenue Increases Predictability: Growing base of recurring revenue will drive earnings growth and predictability. Unique Opportunity to take advantage of Avaya/ Nortel combination: Only national vendor with existing competencies in Avaya and Nortel technologies at the highest levels. Investment Considerations

April 2007 Investor Presentation ROTH 22nd Annual Growth Stock Conference March 17, 2010

Exhibit A – EBITDA Reconciliation

Reconciliation of Adjusted-EBITDA (1) to Net Income	For the Quarter Ending							
	31-Jan-06	30-Apr-06	31-Jul-06	31-Oct-06	31-Jan-07	30-Apr-07	31-Jul-07	31-Oct-07
Net Income (Loss)	(140)	57	286	516	170	208	377	677
Interest	72	26	25	47	10	-	29	54
Provision for Income Taxes	(75)	47	184	334	120	140	244	437
Depreciation	128	125	127	127	123	130	140	158
Amortization	101	103	103	122	140	147	184	186
Other Non Cash								
Adjusted-EBITDA (1)	86	358	725	1,146	563	625	974	1,512

	For the Quarter Ending								
	31-Jan-08	30-Apr-08	31-Jul-08	31-Oct-08	31-Jan-09	30-Apr-09	31-Jul-09	31-Oct-09	31-Jan-10
Net Income (Loss)	389	371	591	705	2	183	(8,599)	(1,903)	633
Interest	103	69	96	66	30	29	21	20	6
Provision for Income Taxes	251	238	380	455	7	119	(5,544)	(1,228)	409
Depreciation	167	172	190	215	225	229	269	303	286
Amortization	203	255	265	296	322	335	345	199	187
Other Non Cash					350		14,000	3,800	
Adjusted-EBITDA (1)	1,113	1,105	1,522	1,737	936	895	492	1,191	1,521

1The Company uses Adjusted-EBITDA (earnings before net interest, income taxes, depreciation and amortization) , which excludes certain one-time and non-cash charges, as part of its overall assessment and comparison of financial performance between accounting periods. XETA believes that EBITDA is often used by the financial community as a method of measuring the Company's performance and of evaluating the market value of companies considered to be in similar businesses. EBITDA is a non-GAAP financial measure and should not be considered an alternative to net income or cash provided by operating activities, as defined by accounting principles generally accepted in the United States ("GAAP"). A reconciliation of EBITDA to net income is provided in the table above.

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